Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED
RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of December 26, 2019, is among RPM FUNDING CORPORATION, a Delaware corporation (“Buyer”), each of the entities listed on the signature pages hereto as a “Remaining Originator” (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), Dri-Eaz Products, Inc., a Washington corporation (“Dri-Eaz”), KIRKER  ENTERPRISES, INC., a Delaware corporation (“Kirker”), and Sapphire Scientific Inc., an Arizona corporation (“Sapphire”, and together with Dri-Eaz and Kirker, each a “Released Originator”, and collectively the “Released Originators”).

RECITALS

1.Buyer, the Remaining Originators and the Released Originators are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.In connection with this Amendment, the Released Originators are being removed from the Agreement as parties thereto, each in their individual capacities as an “Originator”.

3.Buyer, the Remaining Originators and the Released Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Amendments to the Agreement.  The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.

SECTION 2.Release of Released Originators.  The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originators shall no longer (a) be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document) and (b) sell any Receivables or Related Security to Buyer pursuant to the Agreement or otherwise.

SECTION 3.Cancellation of Subordinated Notes.  Each Released Originator represents and warrants to the other parties hereto that it (a) currently holds the Subordinated Note made by the Buyer to it (each, a “Released Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred its respective Released Originator Note or any interest therein.  Each Released Originator acknowledges and agrees that all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under its respective Released Originator Note have been finally and fully paid and performed on or prior to the date of this Amendment.  Each Released Originator Note is hereby cancelled and shall have no further force or effect.

SECTION 4.Assignment of Preferred Shares.  In consideration of the payment by Rust-Oleum Corporation to the Released Originators on the date hereof of the purchase price (the “Purchase Price”) in an amount equal to $317.04 (which amount shall be divided equally among the Released Originators) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Released Originators hereby sell, transfer and assign to Rust-Oleum Corporation, and Rust-Oleum Corporation hereby purchases and accepts from the Released Originators, all of the Released Originators’ right, title and interest in and to each Preferred Share owned by the Released Originators (such shares, the “Subject Preferred Shares”).  Such sale, transfer and assignment is made without recourse, representation or warranty, except that the Released Originators hereby represent and warrant to each of the parties hereto (a) that they are the sole owners of the Subject Preferred Shares, (b) that they have not sold, pledged, assigned, or otherwise transferred any Subject Preferred Share or any interest therein and (c) that they are transferring the Subject Preferred Shares hereunder free and clear of any Adverse Claim.

SECTION 5.Acknowledgements and Agreements.

(a)Each reference to the Released Originators, “Dri-Eaz Products, Inc.”, “Kirker Enterprises, Inc.”, “Sapphire Scientific Inc.” or words to that effect set forth in the Agreement or any other Transaction Document are hereby removed in their entirety and shall have no further force or effect.

(b)To the extent that any consent of any party hereto, in any capacity, is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof (other than any requirements or conditions precedent set forth in this Amendment).

SECTION 6.Representations and Warranties.  Each of the Remaining Originators, the Released Originators and Buyer hereby represents and warrants to each other, the Purchasers and the Administrative Agent as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event, Potential

Amortization Event, Termination Event or Potential Termination Event exists or shall exist.

(d)Purchase Price.  The Purchase Price is an amount equal to the fair market value of the Subject Preferred Shares on the date hereof.

SECTION 7.Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof subject to the satisfaction of each of the following conditions precedent:

(a)receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)the cancellation and return to the Buyer (with a copy to the Administrative Agent) of each Released Originator Note;

(c) receipt by the Released Originators of the Purchase Price in accordance with Section 4 of this Amendment; and

(d)receipt by the Administrative Agent of such other documents and instruments as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 8.Authorization to File Financing Statements.  Upon the date hereof, the Released Originators and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 amendments in the form of Exhibit B hereto terminating the UCC-1 financing statements identified on Exhibit C hereto.

SECTION 9.Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Sale Agreement”, “the Second Amended and Restated Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 10.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 11.CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 12.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY RELEASED ORIGINATOR OR ANY REMAINING ORIGINATOR PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 13.Bankruptcy Petition.  Each Released Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Unpaids under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 14.Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 15.Transaction Document.  This Amendment shall constitute a Transaction Document.

SECTION 16.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 17.Ratification.

(a)After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

(b)Notwithstanding anything to the contrary set forth herein or in any other Transaction Document and without giving effect to the release set forth in Section 2 of this Amendment, the Performance Guarantor hereby acknowledges and agrees that each of the covenants, agreements, terms, conditions and indemnities to be performed and observed by the Released Originators under and pursuant to the Agreement, each of the other Transaction Documents and this Amendment, shall in each case constitute a “Guaranteed Obligation” for purposes of the Performance Undertaking.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

REMAINING ORIGINATORS

DAP PRODUCTS INC.

TREMCO INCORPORATED

RUST-OLEUM CORPORATION

THE EUCLID CHEMICAL COMPANY

WEATHERPROOFING TECHNOLOGIES, INC.

TREMCO BARRIER SOLUTIONS, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

S-1

RELEASED ORIGINATORS

DRI-EAZ PRODUCTS, INC.

SAPPHIRE SCIENTIFIC INC.

KIRKER ENTERPRISES, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

S-2

RPM FUNDING CORPORATION

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: President and Secretary

S-3

Consented and Agreed:

RPM INTERNATIONAL INC.,

as Servicer and as Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President, General Counsel,

Chief Compliance Officer and Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Purchaser

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser and as Administrative Agent

By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director